UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 3, 2014

AMERICAN NATURAL ENERGY CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Oklahoma
(State or Other Jurisdiction of Incorporation)

0-18596	73-1605215
(Commission File Number)	(IRS Employer Identification No.)

6100 South Yale – Suite 2010, Tulsa, Oklahoma	74136
(Address of Principal Executive Offices)	(Zip Code)

(918) 481-1440
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01. Entry into a Material Definitive Agreement

            On July 3, 2014 American Natural Energy Corporation (the "Company") entered into a Securities Purchase Agreement (the "Hillair Purchase Agreement") with Hillair Capital Investments, LP ("Hillair"), pursuant to which the Company (i) issued to Hillair an 8% Original Issue Discount Senior Secured Convertible Debenture (the “OID Debenture”) in the principal amount of $835,899 convertible into shares of the Company’s common stock at $0.10 per share; and (ii) issued to Hillair 28,000,000 Series A Common Stock purchase Warrants exercisable for 5 years at $0.12 per share (subject to adjustment therein) and 19,641,002 Series B Common Stock purchase Warrants exercisable for 2 years at $0.10 per share (subject to adjustment therein).

            Prior to July 3, 2014, TCA Global Credit Master Fund LP (“TCA”) assigned to Hillair the Second Replacement, Amended and Restated Senior Secured Redeemable Debenture, with a current principal amount of $1,753,600 issued to TCA by the Company as of June 28, 2013 (the “Amended Debenture”), along with certain mortgages, dated as of December 29, 2011 and September 4, 2012, and as filed in St. Charles Parish, Louisiana (the “Mortgages”). On July 3, 2014, the Company and Hillair also entered into an Amendment Agreement (the “Amendment”), amending the Amended Debenture by (i) increasing the interest rate to 16% per annum, (ii) extending the maturity date to January 1, 2016 and (iii) revising the monthly principal payments to be quarterly principal payments.

            The Company’s obligations under the OID Debenture are secured by substantially all of the assets of the Company and its wholly-owned subsidiary, Gothic Resources, Inc. (“Gothic”) pursuant to the terms of a Security Agreement, dated as of July 3, 2014 (the “Security Agreement”), and Gothic has guaranteed the performance of the Company’s obligations under the terms of a Subsidiary Guarantee Agreement executed by Gothic on the same date (the “Subsidiary Guarantee”). In addition, the Company’s obligations to the OID Debenture and the Amended Debenture are secured by the Mortgage Documents.

            Interest on the Amended Debenture and on the OID Debenture is payable by the Company on a quarterly basis commencing January 1, 2015. Principal on the Amended Debenture and on the OID Debenture is payable quarterly commencing on March 1, 2015 with both debentures maturing on January 1, 2016. The Company may prepay the Amended Debenture with a 3 day notice. Subject to the Equity Conditions set forth in the OID Debenture, the OID Debenture is redeemable at any time after the 6 month anniversary of the OID Debenture at 120% of the outstanding principal balance.

            At any time prior to the payment of the OID Debenture in full, Hillair may elect, in its sole discretion, to convert all or part of the principal amount of the OID Debenture into shares of common stock of the Company at a conversion rate of US$0.10 per share (subject to adjustment therein). The OID Debenture contains customary adjustment provisions for certain corporate events, such as the payment of stock dividends and stock splits. The OID Debenture also contains customary events of default.

            Pursuant to the Hillair Purchase Agreement and until the 12 month anniversary of the closing on the OID Debenture, Hillair may purchase from the Company additional Debentures with an aggregate subscription amount of up to $2,500,000 (for a principal amount of $2,800,000) and up to 28,000,000 Series A Warrants and 19,641,002 Series B Warrants consistent with the terms set forth above.

            The Company also reached agreement with Palo Verde Acquisitions LLC to extend the maturity of its 12% convertible debenture in the amount of $2 million and its 12% convertible debenture in the amount of $1 million until January 2, 2016 with all accrued and unpaid interest to date being added to the outstanding principal amount. The conversion price of $0.10 remains unchanged. Additionally, the expiration date of warrants held by Palo Verde was extended to January 2, 2018 and the exercise price reduced to $0.12 per share.

            References to, and the descriptions of, the Hillair Purchase Agreement, the Amendment, the OID Debenture, the Series A Warrants, the Series B Warrants the Security Agreement and the Subsidiary Guarantee in this Item 1.01 are qualified in their entirety by reference to the full text of the agreements, which are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7 and 10.8 to this Form 8-K, respectively, and each is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

            The description of the Amended Debenture and the OID Debenture set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities

            The Description of the the OID Debenture, the Series A Warrants and the Series B Warrants set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The OID Debenture, the Series A Warrants and the Series B Warrants are not registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state and were issued in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act and corresponding provisions of state securities laws which exempt transactions by an issuer not involving any public offering.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

            (b)        On June 30, 2014, Mr. William Yuan resigned from his position as a member of the board of directors of the Company.

            (d)        On June 30, 2014 board of directors of the Company elected Mr. John Coughlon to fill a vacancy on the board until the next annual meeting of shareholders of the Company and until such individual's respective successor is duly elected and qualifies, unless such individual sooner dies, retires or resigns. Mr. Coughlon has not been appointed to any committee of the board at this time.

Item 9.01. Financial Statements and Exhibits.

            (d)        The following exhibits are filed herewith:

10.1	Securities Purchase Agreement dated as of July 3, 2014, by and between the Company and Hillair.
10.2	Amendment to Second Replacement, Amended and Restated Senior Secured Redeemable Debenture.
10.3	8% Original Issue Discount Senior Secured Convertible Debenture Due January 1, 2016.
10.4	Series A Common Stock Purchase Warrant dated July 3, 2014
10.5	Series B Common Stock Purchase Warrant dated July 3, 2014
10.6	Security Agreement dated as of July 3, 2014, made by the Company in favor of Hillair Capital Investments, LP.
10.7	Subsidiary Guarantee of Gothic Resources Inc dated July 3, 2014.
10.8	Palo Verde Agreement dated July 1, 2014

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Natural Energy Corporation

Dated: July 8, 2014	By:	/s/ Michael K. Paulk
Michael K. Paulk
President

EXHIBIT INDEX

Exhibit No.	Description
10.1	Securities Purchase Agreement dated as of July 3, 2014, by and between the Company and Hillair.
10.2	Amendment to Second Replacement, Amended and Restated Senior Secured Redeemable Debenture.
10.3	8% Original Issue Discount Senior Secured Convertible Debenture Due January 1, 2016.
10.4	Series A Common Stock Purchase Warrant dated July 3, 2014
10.5	Series B Common Stock Purchase Warrant dated July 3, 2014
10.6	Security Agreement dated as of July 3, 2014, made by the Company in favor of Hillair Capital Investments, LP.
10.7	Subsidiary Guarantee of Gothic Resources Inc dated July 3, 2014.
10.8	Palo Verde Agreement dated July 1, 2014